EXHIBIT 99.1
Sanjiv Khattri Executive Vice President & Chief Financial Officer January 20, 2006 2006 Business Outlook

GMAC Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 1

Consolidated Net Income $ Millions

Consolidated Operating Earnings $ Millions

Consolidated Operating Earnings $ Millions 2005 Dividends $2.5 Billion

2005 Challenges Credit rating downgraded below investment grade Several additional GM / GMAC rating downgrades incurred GMAC borrowing spreads climbed to unprecedented levels Short-term interest rates ended upward Yield curve flattened

Earnings Mix - Business Diversification 2001 2005 Estimate Financing Mortgage / Insurance * * Excluding goodwill impairment charges

Earnings Mix - Geographic Diversification 2001 2005E CAGR Financing 192 400 20% Mortgage 72 190 27% Insurance 9 50 57% Total 273 640 24% $ Millions International Net Income* * Income outside U.S. and Canada ** Compound Annual Growth Rate **

Strategic Vision Leadership positions across all major sectors #1 in Auto Finance Top 10 player in Mortgage #1 provider of Extended Warranty #1 provider of Dealer Inventory Insurance Tremendous asset origination capability World-class servicing operations Well-managed risk profile Global franchise spanning 40 countries Create Premier Global Finance Company

Strategic Vision Leadership positions across all major sectors Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise Create Premier Global Finance Company Business Strengths Achieved Business Strengths Lacking Investment grade rating Balance sheet capacity Competitive funding cost

Strategic Vision Leadership positions across all major sectors Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise Create Premier Global Finance Company Strategic Partner Strengths GMAC Business Strengths Investment grade rating Balance sheet capacity Competitive funding cost Operational synergies

GMAC 2006 Mission With or without an investment grade rating, GMAC is well-positioned to carry out its dual mission this year Strategic mission Support GM vehicle sales with wholesale and retail auto financing Economic Mission Provide GM with a favorable return on its capital invested in GMAC

Business Outlook -- 2006 Financing Operations Mortgage Operations Insurance Operations

Business Outlook -- 2006 Financing Operations Mortgage Operations Insurance Operations Insurance Operations

Insurance Premium / Revenue 2001 2002 2003 2004 2005E 2.7 3.6 3.9 4.1 4.2 International (%) 3.0 11.6 11.8 14.2 14.2 $ Billions Memo:

Insurance Business Lines - Competitive Advantages Extended warranty Leverage GMAC's link to the manufacturer Dealer inventory insurance Leverage GMAC's deep and long-standing dealer relationships Bundling of insurance with floorplan financing Personal lines Niche marketing to affinity groups including GM family and GM customers

Insurance Business Lines - Competitive Advantages Extended warranty Leverage GMAC's link to the manufacturer Dealer inventory insurance Leverage GMAC's deep and long-standing dealer relationships Bundling of insurance with floorplan financing Personal lines Niche marketing to affinity groups including GM family and GM customers Minimal funding requirements

Insurance Operations Insurance Premium Growth Underwriting Performance Growth in International Markets Income From Investment Portfolio Operating Trends G G G G G G ($ Billions) 1/1/03 1/1/04 1/1/05 1/1/06E Market Value of Investment Portfolio $5.0 $6.2 $7.3 $7.7

Insurance Net Income $ Millions

Business Outlook -- 2006 Financing Operations Mortgage Operations Insurance Operations

ResCap Net Income Industry Volume* 2.2 2.8 3.8 2.7 2.7 ($ Trillions) * Source: Fannie Mae 2001 2002 2003 2004 2005E 152 319 912 904 904 $ Millions

2001 2002 2003 2004 2005E 2006E 2007E 2008E Net Income 2.2 2.8 3.8 2.7 2.7 2.2 2.2 2.2 $ Trillions Industry Originations U.S. Residential Mortgage Market Source: Fannie Mae

2001 2002 2003 2004 2005E 2006E 2007E 2008E Net Income 2.2 2.8 3.8 2.7 2.7 2.2 2.2 2.2 5.6 6.3 7.1 8.1 9 9.7 9.7 9.7 $ Trillions Industry Originations Mortgage Debt Outstanding $ Trillions U.S. Residential Mortgage Market Source: Fannie Mae

ResCap Stand-Alone Credit Rating GMAC ResCap Investment Grade Rating Firewall: Governance & Dividend Limitation Non-Investment Grade Rating 100% - owned

Business Outlook -- 2006 Financing Operations Mortgage Operations Insurance Operations

Financing Net Income 2001 2002 2003 2004 2005E 1254 1239 1360 1476 1300 $ Millions

Financing Operations -- 2006 Asset Base Net Margins Financing Net Income Capital Required RoE Decline Likely To Be Mitigated

U.S. Retail Credit Quality 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E New 0.0109 0.0177 0.0156 0.0097 0.0067 0.0069 0.0083 0.0086 0.01 0.0091 0.0088 U.S. Net Charge-offs as % of Retail Managed Assets * Includes Retail and SmartBuy *

U.S. Retail / Lease Credit Quality 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E 30-Day Delinquencies 0.0264 0.0296 0.03 0.0244 0.0202 0.0187 0.0207 0.0206 0.0201 0.0206 0.02 Repossessions 0.0275 0.0322 0.0285 0.0215 0.0177 0.0161 0.0182 0.0183 0.0178 0.0173 0.0166 (%) Frequency of Loss * As a % of Number of Serviced Accounts Outstanding * Includes Retail, SmartBuy and SmartLease

Sales Proceeds on Scheduled U.S. Lease Terminations Adjusted for Vehicle Mix 2000 2001 2002 2003 2004 2005E 36-Month Leases 13437 13558 13237 13313 14182 14392 Memo: Total SmartLease 460 580 738 611 465 287 Terminations (Units 000's)

GMAC LIQUIDITY

Strong Liquidity Position Large cash balance maintained $20 billion* at year-end 2005 Cultivated large market for auto whole loan sales across the full credit spectrum Up to $64 billion of purchase commitments secured for the next five years Many other innovative funding channels established * Includes $4.2B in cash invested in a portfolio of highly liquid marketable securities

2005 U.S. Term Funding Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.9 0.1 $41 Billion Note: Represents domestic auto finance only

2005 U.S. Term Funding Money Market Investors Term Investors Whole Loans Unsecured Funding 0.42 0.13 0.35 0.1 $41 Billion Secured Funding & Whole Loan Sales (90%) (10%) Note: Represents domestic auto finance only

Consolidated Asset and Liability Maturities Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of September 30, 2005

Summary GMAC continues to post strong earnings despite difficult challenges Business outlook for Financing, Insurance and Mortgage remains bright Major operating metrics trending favorably

Summary (cont.) GMAC continues to maintain adequate liquidity position Funding needs being met through various forms of secured funding and whole loan sales In 2006, GMAC will seek to execute a business plan under which: GMAC would support GM vehicle sales with a broad range of auto financing activities GM would earn attractive returns on its GMAC investment

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